UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2025

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road, Building 1
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	TGEN	NYSE American, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events

On July 21, 2025, Tecogen Inc., a Delaware corporation (“Company”), closed on a firm commitment underwritten public offering of 3,985,000 shares of common stock, $.001 par value per share, at a price to the public of $5.00 per share, including an additional 485,000 shares to cover overallotments. The net proceeds from the offering, after deducting underwriting discounts and commissions and estimated offering expenses, were approximately $18,160,750.

The Company intends to use the net proceeds of the offering for continued product development, increased sales and marketing activities, sales, marketing, additional human resources, capital expenditures, and other costs and expenses it may incur in connection with its anticipated expansion into the data center market, and for general working capital and corporate purposes.

Roth Capital Partners, LLC, acted as sole manager and underwriter for the offering.

On July 21, 2025, the Company issued a press release announcing the closing of the offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, unless expressly set forth by reference in such filing.

Forward-Looking Statements

This press release contains “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements except as required under the securities laws.

In addition to those factors described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current reports on Form 8-K, under “Risk Factors,” and elsewhere therein, as well as the risks described in the registration statement and preliminary prospectus related to the offering, among the factors that could cause actual results to differ materially from past and projected future results are the following: statements regarding expected gross proceeds from the offering, the anticipated use of net proceeds from the offering, and completion and timing of the public offering, fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, the impact of tariffs, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated July 21, 2025 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
July 21, 2025	Abinand Rangesh, Chief Executive Officer